Exhibit 99.2

WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS

	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
(dollars in thousands, except per share data)	2009	2009	2008	2009	2008

INCOME DATA
Net interest income	$109,854	$110,572	$111,435	$332,041	$336,105
Net interest income (tax-equivalent)	110,975	111,820	112,600	335,719	339,760
Provision for credit losses	80,500	74,000	40,000	219,500	89,000
Noninterest income	29,227	32,431	25,472	90,924	80,122
Net securities gains in noninterest income	195	—	67	195	67
Noninterest expense	103,596	111,807	89,549	312,251	259,068
Net income (loss)	(30,024)	(21,301)	7,048	(62,464)	49,777
Net income (loss) to common shareholders	(34,091)	(25,368)	7,048	(74,623)	49,777

QUARTER-END BALANCE SHEET DATA
Loans	$8,476,989	$8,791,840	$8,077,775	$8,476,989	$8,077,775
Investment securities	2,005,881	1,942,365	1,812,025	2,005,881	1,812,025
Earning assets	10,561,425	10,861,061	9,943,868	10,561,425	9,943,868
Total assets	11,656,468	11,975,082	10,987,447	11,656,468	10,987,447
Noninterest-bearing deposits	3,130,426	3,081,617	2,809,923	3,130,426	2,809,923
Total deposits	8,880,377	9,144,041	8,054,431	8,880,377	8,054,431
Shareholders’ equity	1,465,431	1,487,994	1,183,001	1,465,431	1,183,001

AVERAGE BALANCE SHEET DATA
Loans	$8,661,806	$8,945,911	$8,007,507	$8,890,667	$7,853,872
Investment securities	1,966,020	1,906,932	1,853,581	1,919,666	1,997,942
Earning assets	10,723,215	11,062,643	9,892,165	10,945,607	9,922,077
Total assets	11,796,108	12,140,311	10,902,329	12,030,560	10,846,118
Noninterest-bearing deposits	3,083,404	3,082,248	2,771,101	3,105,176	2,722,253
Total deposits	9,076,350	9,212,882	8,230,249	9,135,921	8,275,705
Shareholders’ equity	1,485,525	1,520,609	1,192,535	1,512,967	1,211,902

COMMON SHARE DATA
Earnings (loss) per share
Basic	$(.50)	$(.38)	$.11	$(1.10)	$.77
Diluted	(.50)	(.38)	.11	(1.10)	.76
Cash dividends per share	$.01	$.01	$.31	$.03	$.93
Book value per share, end of period	$17.30	$17.63	$18.49	$17.30	$18.49
Tangible book value per share, end of period	$10.63	$10.93	$13.13	$10.63	$13.13
Trading data
High sales price	$11.27	$15.33	$33.02	$16.16	$33.02
Low sales price	7.94	8.33	13.96	7.94	13.96
End-of-period closing price	9.54	9.16	24.25	9.54	24.25
Trading volume	49,059,850	62,308,611	72,540,716	160,264,736	171,546,268

RATIOS
Return on average assets	(1.01)%	(.70)%	.26%	(.69)%	.61%
Return on average common equity	(11.36)	(8.30)	2.35	(8.19)	5.49
Net interest margin (TE)	4.11	4.05	4.53	4.10	4.57
Average loans to average deposits	95.43	97.10	97.29	97.32	94.90
Efficiency ratio	73.99	77.51	64.89	73.22	61.71
Annualized expenses to average assets	3.51	3.68	3.29	3.46	3.18
Allowance for loan losses to loans, end of period	2.81	2.50	1.55	2.81	1.55
Annualized net charge-offs to average loans	2.86	2.09	1.22	2.11	.87
Nonperforming assets to loans plus foreclosed assets and surplus property, end of period	5.34	5.17	3.15	5.34	3.15
Average shareholders’ equity to average total assets	12.59	12.53	10.94	12.58	11.17
Tangible common equity to tangible assets, end of period	6.42	6.42	7.89	6.42	7.89
Leverage ratio, end of period	8.99	9.21	8.17	8.99	8.17

Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
QUARTERLY TRENDS

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands, except per share data)	2009	2009	2009	2008	2008

INCOME DATA
Net interest income	$109,854	$110,572	$111,615	$119,540	$111,435
Net interest income (tax-equivalent)	110,975	111,820	112,924	120,902	112,600
Provision for credit losses	80,500	74,000	65,000	45,000	40,000
Noninterest income	29,227	32,431	29,266	27,050	25,472
Net securities gains in noninterest income	195	—	—	—	67
Noninterest expense	103,596	111,807	96,848	92,026	89,549
Net income (loss)	(30,024)	(21,301)	(11,139)	8,808	7,048
Net income (loss) to common shareholders	(34,091)	(25,368)	(15,164)	8,220	7,048

QUARTER-END BALANCE SHEET DATA
Loans	$8,476,989	$8,791,840	$8,953,307	$9,081,850	$8,077,775
Investment securities	2,005,881	1,942,365	1,889,161	1,939,355	1,812,025
Earning assets	10,561,425	10,861,061	10,908,643	11,209,246	9,943,868
Total assets	11,656,468	11,975,082	12,020,481	12,380,501	10,987,447
Noninterest-bearing deposits	3,130,426	3,081,617	3,176,783	3,233,550	2,809,923
Total deposits	8,880,377	9,144,041	9,212,361	9,261,594	8,054,431
Shareholders’ equity	1,465,431	1,487,994	1,522,085	1,525,478	1,183,001

AVERAGE BALANCE SHEET DATA
Loans	$8,661,806	$8,945,911	$9,068,755	$8,700,317	$8,007,507
Investment securities	1,966,020	1,906,932	1,885,158	1,876,338	1,853,581
Earning assets	10,723,215	11,062,643	11,054,605	10,719,892	9,892,165
Total assets	11,796,108	12,140,311	12,159,252	11,777,922	10,902,329
Noninterest-bearing deposits	3,083,404	3,082,248	3,150,615	2,975,869	2,771,101
Total deposits	9,076,350	9,212,882	9,119,000	8,646,612	8,230,249
Shareholders’ equity	1,485,525	1,520,609	1,533,293	1,264,714	1,192,535

COMMON SHARE DATA
Earnings (loss) per share
Basic	$(.50)	$(.38)	$(.22)	$.12	$.11
Diluted	(.50)	(.38)	(.22)	.12	.11
Cash dividends per share	$.01	$.01	$.01	$.20	$.31
Book value per share, end of period	$17.30	$17.63	$18.22	$18.29	$18.49
Tangible book value per share, end of period	$10.63	$10.93	$11.46	$11.48	$13.13
Trading data
High sales price	$11.27	$15.33	$16.16	$26.37	$33.02
Low sales price	7.94	8.33	8.17	14.14	13.96
End-of-period closing price	9.54	9.16	11.45	15.99	24.25
Trading volume	49,059,850	62,308,611	48,896,275	42,771,277	72,540,716

RATIOS
Return on average assets	(1.01)%	(.70)%	(.37)%	.30%	.26%
Return on average common equity	(11.36)	(8.30)	(4.96)	2.67	2.35
Net interest margin (TE)	4.11	4.05	4.13	4.49	4.53
Average loans to average deposits	95.43	97.10	99.45	100.62	97.29
Efficiency ratio	73.99	77.51	68.11	62.20	64.89
Annualized expenses to average assets	3.51	3.68	3.19	3.13	3.29
Allowance for loan losses to loans, end of period	2.81	2.50	2.17	1.77	1.55
Annualized net charge-offs to average loans	2.86	2.09	1.41	.91	1.22
Nonperforming assets to loans plus foreclosed assets and surplus property, end of period	5.34	5.17	4.50	3.61	3.15
Average shareholders’ equity to average total assets	12.59	12.53	12.61	10.74	10.94
Tangible common equity to tangible assets, end of period	6.42	6.42	6.68	6.49	7.89
Leverage ratio, end of period	8.99	9.21	9.47	9.87	8.17

Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
DAILY AVERAGE CONSOLIDATED BALANCE SHEETS

	Third	Second	Third	Nine Months ended
	Quarter	Quarter	Quarter	September 30
(dollars in thousands)	2009	2009	2008	2009	2008

ASSETS
EARNING ASSETS
Loans	$8,661,806	$8,945,911	$8,007,507	$8,890,667	$7,853,872
Investment securities
Securities available for sale	1,777,298	1,712,510	1,601,202	1,724,006	1,725,933
Securities held to maturity	188,722	194,422	252,379	195,660	272,009

Total investment securities	1,966,020	1,906,932	1,853,581	1,919,666	1,997,942

Federal funds sold and short-term investments	66,225	151,325	21,681	94,976	56,276
Loans held for sale	29,164	58,475	9,396	40,298	13,987

Total earning assets	10,723,215	11,062,643	9,892,165	10,945,607	9,922,077

NONEARNING ASSETS
Goodwill and other intangible assets	452,614	454,799	343,720	454,849	345,471
Accrued interest receivable	37,901	38,562	40,731	38,955	43,228
Other assets	822,974	797,389	736,862	800,913	633,122
Allowance for loan losses	(240,596)	(213,082)	(111,149)	(209,764)	(97,780)

Total assets	$11,796,108	$12,140,311	$10,902,329	$12,030,560	$10,846,118

LIABILITIES
INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	$1,094,418	$1,149,259	$1,013,472	$1,166,095	$1,065,852
Money market investment deposits	1,801,664	1,693,473	1,193,546	1,604,820	1,221,660
Savings deposits	882,520	901,962	932,454	897,461	918,024
Other time deposits	845,684	839,565	722,900	851,841	754,403
Time deposits $100,000 and over	1,368,660	1,546,375	1,596,776	1,510,528	1,593,513

Total interest-bearing deposits	5,992,946	6,130,634	5,459,148	6,030,745	5,553,452

Short-term borrowings	908,700	1,100,222	1,202,585	1,069,831	1,072,588
Long-term debt	199,610	199,449	156,962	194,183	159,744

Total interest-bearing liabilities	7,101,256	7,430,305	6,818,695	7,294,759	6,785,784

NONINTEREST-BEARING LIABILITIES
Noninterest-bearing deposits	3,083,404	3,082,248	2,771,101	3,105,176	2,722,253
Accrued interest payable	18,026	16,596	19,039	18,422	21,640
Other liabilities	107,897	90,553	100,959	99,236	104,539

Total liabilities	10,310,583	10,619,702	9,709,794	10,517,593	9,634,216

SHAREHOLDERS’ EQUITY
Preferred	294,500	294,186	—	294,187	—
Common	1,191,025	1,226,423	1,192,535	1,218,780	1,211,902

Total shareholders’ equity	1,485,525	1,520,609	1,192,535	1,512,967	1,211,902

Total liabilities and shareholders’ equity	$11,796,108	$12,140,311	$10,902,329	$12,030,560	$10,846,118

EARNING ASSETS LESS
INTEREST-BEARING LIABILITIES	$3,621,959	$3,632,338	$3,073,470	$3,650,848	$3,136,293

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	September 30	June 30	December 31	September 30
(dollars in thousands)	2009	2009	2008	2008

ASSETS
Cash and due from financial institutions	$209,523	$228,452	$299,619	$296,143
Federal funds sold and short-term investments	54,729	58,026	167,268	46,117
Loans held for sale	23,826	68,830	20,773	7,951
Investment securities
Securities available for sale	1,821,246	1,749,338	1,728,962	1,565,459
Securities held to maturity	184,635	193,027	210,393	246,566

Total investment securities	2,005,881	1,942,365	1,939,355	1,812,025

Loans	8,476,989	8,791,840	9,081,850	8,077,775
Allowance for loan losses	(238,600)	(219,465)	(161,109)	(125,370)

Net loans	8,238,389	8,572,375	8,920,741	7,952,405

Bank premises and equipment	216,722	213,227	212,501	183,669
Goodwill	435,678	435,678	435,678	331,295
Other intangible assets	15,850	18,042	22,883	11,626
Accrued interest receivable	34,671	34,085	39,799	37,592
Other assets	421,199	404,002	321,884	308,624

Total assets	$11,656,468	$11,975,082	$12,380,501	$10,987,447

LIABILITIES
Noninterest-bearing demand deposits	$3,130,426	$3,081,617	$3,233,550	$2,809,923
Interest-bearing deposits	5,749,951	6,062,424	6,028,044	5,244,508

Total deposits	8,880,377	9,144,041	9,261,594	8,054,431

Short-term borrowings	991,189	1,014,940	1,276,636	1,465,857
Long-term debt	199,589	199,626	179,236	156,907
Accrued interest payable	14,505	16,886	19,789	18,457

Other liabilities	105,377	111,595	117,768	108,794

Total liabilities	10,191,037	10,487,088	10,855,023	9,804,446

SHAREHOLDERS’ EQUITY
Preferred stock	294,657	294,340	293,706	—
Common stock	2,800	2,800	2,800	2,800
Capital surplus	398,069	396,629	397,703	412,163
Retained earnings	795,199	829,976	869,918	875,347
Accumulated other comprehensive income (loss)	(12,597)	(23,054)	(25,952)	(12,437)
Treasury stock at cost	(12,697)	(12,697)	(12,697)	(94,872)

Total shareholders’ equity	1,465,431	1,487,994	1,525,478	1,183,001

Total liabilities and shareholders’ equity	$11,656,468	$11,975,082	$12,380,501	$10,987,447

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
(dollars in thousands, except per share data)	2009	2009	2008	2009	2008

INTEREST INCOME
Interest and fees on loans	$107,751	$110,353	$116,501	$329,918	$358,973
Interest and dividends on investments	20,803	20,457	21,823	62,156	69,334
Interest on federal funds sold and short-term investments	103	204	115	485	1,495

Total interest income	128,657	131,014	138,439	392,559	429,802

INTEREST EXPENSE
Interest on deposits	15,918	17,360	19,393	50,784	71,189
Interest on short-term borrowings	387	570	5,259	2,235	15,323
Interest on long-term debt	2,498	2,512	2,352	7,499	7,185

Total interest expense	18,803	20,442	27,004	60,518	93,697

NET INTEREST INCOME	109,854	110,572	111,435	332,041	336,105
PROVISION FOR CREDIT LOSSES	80,500	74,000	40,000	219,500	89,000

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	29,354	36,572	71,435	112,541	247,105

NONINTEREST INCOME
Service charges on deposit accounts	9,390	9,396	8,252	28,622	24,893
Bank card fees	5,258	4,620	4,452	14,265	13,024
Trust service fees	2,865	3,187	3,189	9,018	9,964
Secondary mortgage market operations	2,243	3,091	1,063	7,169	3,559
Other noninterest income	9,276	12,137	8,449	31,655	28,615
Securities transactions	195	—	67	195	67

Total noninterest income	29,227	32,431	25,472	90,924	80,122

NONINTEREST EXPENSE
Employee compensation	40,356	40,868	39,456	119,816	115,908
Employee benefits	10,239	10,485	8,547	32,046	26,547

Total personnel	50,595	51,353	48,003	151,862	142,455
Net occupancy	10,137	9,606	9,177	29,419	26,309
Equipment and data processing	6,570	6,528	6,048	19,452	18,510
Legal and other professional services	4,609	4,639	2,951	13,935	7,728
Deposit insurance and regulatory fees	5,281	9,879	1,661	18,745	3,484
Telecommunication and postage	3,246	2,952	2,684	9,295	8,136
Corporate value and franchise taxes	2,094	2,402	2,324	6,867	6,994
Amortization of intangibles	2,192	2,251	1,641	7,033	5,478
Other noninterest expense	18,872	22,197	15,060	55,643	39,974

Total noninterest expense	103,596	111,807	89,549	312,251	259,068

Income (loss) before income taxes	(45,015)	(42,804)	7,358	(108,786)	68,159
Income tax expense	(14,991)	(21,503)	310	(46,322)	18,382

Net income (loss)	$(30,024)	$(21,301)	$7,048	$(62,464)	$49,777

Preferred stock dividends	4,067	4,067	—	12,159	—

Net income (loss) to common shareholders	$(34,091)	$(25,368)	$7,048	$(74,623)	$49,777

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(.50)	$(.38)	$.11	$(1.10)	$.77
Diluted	(.50)	(.38)	.11	(1.10)	.76

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING
Basic	67,772,139	67,484,913	64,057,895	67,575,306	64,324,441
Diluted	67,772,139	67,484,913	64,352,735	67,575,306	64,688,044

CASH DIVIDENDS PER COMMON SHARE	$.01	$.01	$.31	$.03	$.93

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*

	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
	2009	2009	2008	2009	2008

EARNING ASSETS
Loans**	4.93%	4.92%	5.79%	4.95%	6.10%
Investment securities	4.44	4.51	4.95	4.54	4.86
Federal funds sold and short-term investments	.62	.54	2.13	.68	3.55

Total interest-earning assets	4.81%	4.79%	5.62%	4.84%	5.83%

INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	.37%	.37%	.53%	.37%	.66%
Money market investment deposits	1.08	1.10	.95	.98	1.18
Savings deposits	.16	.16	.40	.16	.47
Other time deposits	1.80	2.14	2.79	2.14	3.28
Time deposits $100,000 and over	1.69	1.77	2.29	1.87	2.79

Total interest-bearing deposits	1.05%	1.14%	1.41%	1.13%	1.71%

Short-term borrowings	.17	.21	1.74	.28	1.91
Long-term debt	5.01	5.04	6.00	5.15	6.00

Total interest-bearing liabilities	1.05%	1.10%	1.58%	1.11%	1.84%

NET INTEREST SPREAD (tax-equivalent)
Yield on earning assets less cost of interest- bearing liabilities	3.76%	3.69%	4.04%	3.73%	3.99%

NET INTEREST MARGIN (tax-equivalent)
Net interest income (tax equivalent) as a percentage of average earning assets	4.11%	4.05%	4.53%	4.10%	4.57%

COST OF FUNDS
Interest expense as a percentage of average interest- bearing liabilities plus interest-free funds	.70%	.74%	1.09%	.74%	1.26%

*	Based on a 35% tax rate.

**	Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.
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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN QUALITY

	Third	Second	Third	Nine Months Ended
	Quarter	Quarter	Quarter	September 30
(dollars in thousands)	2009	2009	2008	2009	2008

ALLOWANCE FOR LOAN LOSSES
Allowance at beginning of period	$219,465	$194,179	$109,852	$161,109	$87,909
Provision for credit losses	81,000	72,000	40,000	218,000	89,000
Loans charged off	(63,530)	(48,544)	(27,325)	(145,903)	(56,659)
Recoveries on loans previously charged off	1,665	1,830	2,843	5,394	5,120

Net loans charged off	(61,865)	(46,714)	(24,482)	(140,509)	(51,539)

Allowance at end of period	$238,600	$219,465	$125,370	$238,600	$125,370

Allowance for loan losses as a percentage of loans, at end of period	2.81%	2.50%	1.55%	2.81%	1.55%

Annualized net charge-offs as a percentage of average loans	2.86	2.09	1.22	2.11	.87

Annualized gross charge-offs as a percentage of average loans	2.93	2.17	1.36	2.19	.96

Recoveries as a percentage of gross charge-offs	2.62	3.77	10.40	3.70	9.04

RESERVE FOR LOSSES ON UNFUNDED CREDIT COMMITMENTS
Reserve at beginning of period	$2,800	$800	$1,300	$800	$1,300
Provision for credit losses	(500)	2,000	—	1,500	—

Reserve at end of period	$2,300	$2,800	$1,300	$2,300	$1,300

	September 30	June 30	March 31	December 31	September 30
(dollars in thousands)	2009	2009	2009	2008	2008

NONPERFORMING ASSETS
Loans accounted for on a nonaccrual basis	$405,852	$413,174	$366,249	$301,095	$235,136
Restructured loans accruing	—	—	—	—	—

Total nonperforming loans	405,852	413,174	366,249	301,095	235,136
Foreclosed assets and surplus property	49,737	43,625	38,781	28,067	19,597

Total nonperforming assets	$455,589	$456,799	$405,030	$329,162	$254,733

Loans 90 days past due still accruing	$15,077	$20,364	$30,564	$16,101	$6,145

Nonperforming assets as a percentage of loans plus foreclosed assets and surplus property, at end of period	5.34%	5.17%	4.50%	3.61%	3.15%

Allowance for loan losses as a percentage of nonperforming loans, at end of period	58.79	53.12	53.02	53.51	53.32

Loans 90 days past due still accruing as a percentage of loans, at end of period	.18	.23	.34	.18	.08

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN PORTFOLIO DETAIL
LOAN PORTFOLIO AT QUARTER-END

	2009			2008
(dollars in millions)	September	June	March	December	September

Commercial & industrial	$3,064	$3,258	$3,328	$3,436	$3,101
Commercial real estate:
Residential construction	215	239	265	274	265
Commercial construction, land & land development	1,487	1,540	1,615	1,614	1,418
CRE — owner-user	1,057	1,077	1,041	1,015	822
CRE — other	1,220	1,235	1,251	1,254	1,107

Total commercial real estate	3,979	4,091	4,172	4,157	3,612
Residential mortgage	1,011	1,028	1,046	1,079	1,003
Consumer	423	415	407	410	362

Total loans	$8,477	$8,792	$8,953	$9,082	$8,078

GEOGRAPHIC DISTRIBUTION OF LOAN PORTFOLIO AT SEPTEMBER 30, 2009

				Alabama/		Percent
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	of total

Commercial & industrial	$2,124	$596	$98	$246	$3,064	36%
Commercial real estate:
Residential construction	81	71	42	21	215	3%
Commercial construction, land & land development	442	444	365	236	1,487	18%
CRE — owner-user	655	117	209	76	1,057	12%
CRE — other	617	136	319	148	1,220	14%

Total commercial real estate	1,795	768	935	481	3,979	47%
Residential mortgage	553	137	198	123	1,011	12%
Consumer	292	23	67	41	423	5%

Total	$4,764	$1,524	$1,298	$891	$8,477	100%

Percent of total	56%	18%	15%	11%	100%

CRITICIZED LOANS AT SEPTEMBER 30, 2009

						Percent of
				Alabama/		loan category
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	total

Commercial & industrial	$74	$120	$10	$31	$235	8%
Commercial real estate:
Residential construction	6	14	21	1	42	20%
Commercial construction, land & land development	33	124	177	40	374	25%
CRE — owner-user	47	33	51	17	148	14%
CRE — other	69	38	99	30	236	19%

Total commercial real estate	155	209	348	88	800	20%
Residential mortgage	42	7	65	18	132	13%
Consumer	5	—	7	3	15	4%

Total	$276	$336	$430	$140	$1,182	14%

Percent of regional loan total	6%	22%	33%	16%	14%

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